Summary Prospectus and
Prospectus Supplement

April 7, 2025

Morgan Stanley ETF Trust

Supplement dated April 7, 2025 to the Morgan Stanley ETF Trust Summary Prospectus and Prospectus dated January 28, 2025

Calvert US Select Equity ETF
(the "Fund")

James Reber will be retiring from Morgan Stanley Investment Management Inc., the Fund's Adviser, and will no longer serve as a portfolio manager of the Fund after June 30, 2025. In addition, effective immediately, Gordon Wotherspoon will serve as a portfolio manager of the Fund. Christopher Madden, Ibrahim Kara, Yijia Chen, Jennifer Mihara and Michael Donat will continue to serve as portfolio managers of the Fund.

Accordingly, the Summary Prospectus and Prospectus are hereby amended as follows:

The section of the Fund's Summary Prospectus titled "Fund Management—Portfolio Managers" and the section of the Prospectus titled "Fund Summary—Fund Management—Portfolio Managers" are hereby deleted in their entirety and replaced with the following:

Portfolio Managers. Information about the individuals jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Christopher Madden	Managing Director	January 2023
James Reber[1]	Managing Director	January 2023
Ibrahim Kara	Executive Director	February 2024
Yijia Chen	Executive Director	February 2024
Jennifer Mihara	Managing Director	July 2024
Michael Donat	Vice President	January 2025
Gordon Wotherspoon	Managing Director	April 2025

1  James Reber will be retiring and will no longer serve as a portfolio manager of the Fund after June 30, 2025.

In addition, the section of the Prospectus titled "Fund Management—Portfolio Management" is hereby deleted in its entirety and replaced with the following:

The Fund is managed by Christopher Madden, James Reber, Ibrahim Kara, Yijia Chen, Jennifer Mihara, Michael Donat and Gordon Wotherspoon, who are jointly and primarily responsible for the day-to-day management of the Funds. Messrs. Madden, Reber and Wotherspoon and Ms. Mihara are Managing Directors of the Adviser and have been associated with the Morgan Stanley organization for more than five years. Mr. Kara is an Executive Director of the Adviser and has been associated with the Morgan Stanley organization for more than five years Mr. Donat is Vice President of the Adviser and was associated with Bloomberg LP from 2016 until he joined Morgan Stanley. Ms. Chen is an Executive Director of the Adviser and has been associated with the Morgan Stanley organization for more than five years. Mr. Reber will be retiring and will no longer serve as a portfolio manager of the Fund after June 30, 2025.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Please retain this supplement for future reference.

  CALUSSEQETFSUMPROPSPT 4/25